Advisors Disciplined Trust 2056

Supplement to the Prospectus

Noble Midstream Partners, LP (NASDAQ: NBLX) has been acquired by Chevron Corporation (NYSE: CVX) in a stock acquisition. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for the Cohen & Steers Dynamic Income Portfolio, Series 2021-1 now includes additional shares of Chevron Corporation and will no longer include shares of Noble Midstream Partners, LP.

Supplement Dated: May 11, 2021